UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21574

Eaton Vance Floating-Rate Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2005

Item 1. Reports to Stockholders

Annual Report May 31, 2005

EATON VANCE
FLOATING-
RATE INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Trust

Performance for the Period ended May 31, 2005

•                  Based on its May 2005 monthly dividend of $0.101 and a closing share price of $18.07, Eaton Vance Floating-Rate Income Trust, a closed-end fund traded on the New York Stock Exchange (the “Trust”), had a market yield of 6.71%.(1)

•                  Based on share price (traded on the New York Stock Exchange), the Trust had a total return of -0.52% for the period from inception on June 29, 2004 through May 31, 2005. That return was the result of a decrease in share price from $19.10 (offering price of $20.00 per share, less all commissions) on June 29, 2004 to $18.07 on May 31, 2005 and the reinvestment of $0.952 in regular monthly dividends.(2)

•                  Based on net asset value, the Trust had a total return of 3.72% for the period from inception on June 29, 2004 through May 31, 2005. That return was the result of a decrease in net asset value per share from $19.10 (offering price, less all commissions) on November 30, 2004 to $18.84 on May 31, 2005, and the reinvestment of all distributions.(2)

•                  For performance comparison, the S&P/LSTA Leveraged Loan Index, had a return of 3.77% for the period from June 30, 2004 through May 31, 2005.(3)

Management Discussion

•                  The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Trust invests primarily in senior, secured floating rate loans.

•                  The Trust’s loan investments represented 351 borrowers at May 31, 2005 and reflected a continued effort at diversification. The Trust’s average loan size was just 0.28% of net assets, and no industry constituted more than 9.1% of the Trust’s loan investments. Health care, containers and glass products, building and development (which includes companies that manage/own apartments, shopping malls and commercial office buildings, among others), publishing, and leisure goods/activities/movies were the largest sector weightings.*

•                  Credit conditions remained relatively strong during the period, as companies in the Trust generally produced sufficient cash flow to meet debt service requirements. The automotive industry, however, showed continued margin pressures. Based on gross assets, the Trust had a 4.2% (of total investments) exposure to this area, compared with a 5.3% weighting in the S&P/LSTA Leveraged Loan Index.(3) Importantly, the Trust’s holdings were diversified among 19 companies.

•                  Supply-and-demand factors for the loan asset class varied during the period, resulting in a small downward movement in the Trust’s NAV per share. Demand exceeded supply in the first quarter of 2005, but waned slightly in the second quarter, as certain crossover investors sold loans to take advantage of wider spreads in the high-yield bond market. At the end of the period, with the loan supply having steadied, technical factors appeared to be more balanced.

•                  No specific sectors significantly underperformed within the Trust’s portfolio. At this point in the credit cycle, we currently expect to maintain a relatively high quality portfolio, especially given the heightened liquidity and general loosening of credit standards.

•                  Due to tight credit spreads in the high-yield bond market in the fall of 2004, the Trust lowered its exposure to high-yield bonds in late 2004. As a percentage of net assets/total investments, high-yield bonds represented 13.6%/8.5% at May 31, 2005. A lower weighting limited potential NAV volatility when high-yield spreads widened in the first quarter of 2005.

•                  At May 31, 2005, the Trust had leverage in the amount of approximately 38% of the Trust’s total assets. The Trust employs leverage though the issuance of Auction Preferred Shares (“APS”).(4) Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Trust’s APS rises and falls with changes in short-term interest rates. Such increases in cost of the Trust’s APS may be offset by increased income from the Trust’s senior loan investments.

(1) The Trust’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.

(2) Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(3) It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans comprising the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage, such as the issuance of auction preferred shares.

(4) In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return.

* Holdings and industry weightings are subject to change due to active management.

PERFORMANCE

Performance(1)

Average Annual Total Return (by share price, NYSE)

Life of Fund (6/29/04)	-0.52%

Average Annual Total Return (at net asset value)

Life of Fund (6/29/04)	3.72%

(1) Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Diversification by Industries (2)

Healthcare	6.3%
Telecommunications	5.8
Containers & Glass Products	5.6
Building & Development	5.6
Cable & Satellite Television	5.6
Chemicals & Plastics	5.5
Publishing	5.4
Leisure Goods/Activities/Movies	5.1
Radio & Television	4.8
Automotive	4.3
Oil & Gas	3.8
Lodging & Casinos	3.3
Retailers (Except Food & Drug)	3.1
Financial Intermediaries	2.9
Business Equip. & Services	2.8
Electronics/Electrical	2.6
Utilities	2.5
Food Service	2.2
Forest Products	2.1
Conglomerates	1.9
Aerospace & Defense	1.8
Food/Drug Retailers	1.7%
Nonferrous Metals/Minerals	1.7
Food Products	1.5
Beverage & Tobacco	1.5
Home Furnishings	1.4
Industrial Equipment	1.3
Ecological Services & Equip.	1.3
Insurance	1.1
Surface Transport	1.0
Equipment Leasing	0.9
Cosmetics/Toiletries	0.5
Rail Industries	0.5
Drugs	0.4
Semiconductors	0.4
Air Transport	0.4
Broadcast Media	0.4
Clothing/Textiles	0.3
Commercial Services	0.2
Consumer Products	0.2
Manufacturing	0.2
Farming/Agriculture	0.1

(2) Reflects the Trust’s investments as of May 31, 2005. Industries are shown as a percentage of the Trust’s total loan and corporate bond and note investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Investment Diversification(3)

(3) Reflects the Trust’s investments as of May 31, 2005. Investment types are shown as a percentage of the Trust’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests - 143.9%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense - 2.5%
Alliant Tech Systems, Inc.
$720,000	Term Loan, 4.63%, Maturing March 31, 2009	$721,800
CACI International, Inc.
4,221,786	Term Loan, 4.96%, Maturing May 3, 2011	4,263,125
DRS Technologies, Inc.
3,038,721	Term Loan, 4.97%, Maturing November 4, 2010	3,068,160
Hexcel Corp.
590,000	Term Loan, 5.24%, Maturing March 1, 2012	592,397
K&F Industries, Inc.
785,650	Term Loan, 5.62%, Maturing November 18, 2012	794,325
Standard Aero Holdings, Inc.
3,194,181	Term Loan, 5.35%, Maturing August 24, 2012	3,246,087
Transdigm, Inc.
2,977,475	Term Loan, 4.94%, Maturing July 22, 2010	3,013,764
Vought Aircraft Industries, Inc.
1,316,894	Term Loan, 5.61%, Maturing December 22, 2011	1,335,824
Wyle Laboratories, Inc.
315,000	Term Loan, 5.96%, Maturing January 28, 2011	319,922
		$17,355,404
Air Transport - 0.7%
United Airlines, Inc.
$4,952,188	DIP Loan, 7.50%, Maturing June 30, 2005	$4,987,264
		$4,987,264
Automotive - 6.4%
Accuride Corp.
$2,712,213	Term Loan, 5.31%, Maturing January 31, 2012	$2,713,343
Affina Group, Inc.
687,278	Term Loan, 5.44%, Maturing November 30, 2011	678,687
Collins & Aikman Products Co.
2,018,479	Revolving Loan, 7.94%, Maturing August 31, 2011	1,868,774
CSA Acquisition Corp.
254,279	Term Loan, 5.13%, Maturing December 23, 2011	255,233
409,058	Term Loan, 5.13%, Maturing December 23, 2011	410,592
Dayco Products, LLC
1,538,375	Term Loan, 6.28%, Maturing June 23, 2011	1,556,643
Exide Technologies
518,936	Term Loan, 6.81%, Maturing May 5, 2010	498,178
518,936	Term Loan, 6.81%, Maturing May 5, 2010	505,962
Federal-Mogul Corp.
2,000,000	Term Loan, 5.60%, Maturing June 30, 2005	1,770,834

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
$4,745,224	Revolving Loan, 6.34%, Maturing June 30, 2005(2)	$4,768,950
563,750	Term Loan, 6.85%, Maturing June 30, 2005	565,159
2,852,861	Revolving Loan, 4.85%, Maturing December 31, 2005(2)	2,571,854
Goodyear Tire & Rubber Co.
2,500,000	Revolving Loan, 0.00%, Maturing April 30, 2010(2)	2,493,750
980,000	Term Loan, 4.67%, Maturing April 30, 2010	981,532
3,290,000	Term Loan, 5.89%, Maturing April 30, 2010	3,284,516
1,000,000	Term Loan, 6.64%, Maturing March 1, 2011	982,250
HLI Operating Co., Inc.
1,528,306	Term Loan, 6.64%, Maturing June 3, 2009	1,534,037
750,000	Term Loan, 8.88%, Maturing June 3, 2010	738,750
Key Automotive Group
3,548,287	Term Loan, 6.17%, Maturing June 29, 2010	3,530,545
Metaldyne Corp.
3,065,525	Term Loan, 7.62%, Maturing December 31, 2009	2,956,315
R.J. Tower Corp.
1,925,000	DIP Loan, 6.19%, Maturing February 2, 2007	1,924,399
TI Automotive, Ltd.
750,000	Term Loan, 6.03%, Maturing June 30, 2011	735,000
TRW Automotive, Inc.
2,992,500	Term Loan, 4.94%, Maturing October 31, 2010	2,999,048
3,021,933	Term Loan, 4.38%, Maturing June 30, 2012	3,010,601
United Components, Inc.
1,688,093	Term Loan, 5.75%, Maturing June 30, 2010	1,715,525
		$45,050,477
Beverage and Tobacco - 2.3%
Alliance One International, Inc.
$885,000	Term Loan, 6.73%, Maturing May 13, 2010	$897,169
Constellation Brands, Inc.
4,644,358	Term Loan, 4.99%, Maturing November 30, 2011	4,667,260
Culligan International Co.
3,735,000	Term Loan, 5.59%, Maturing September 30, 2011	3,768,458
National Dairy Holdings, L.P.
840,000	Term Loan, 5.19%, Maturing March 15, 2012	846,825
Southern Wine & Spirits of America, Inc.
2,972,003	Term Loan, 5.35%, Maturing June 28, 2008	2,996,150
Sunny Delight Beverages Co.
2,656,191	Term Loan, 7.47%, Maturing August 20, 2010	2,662,832
		$15,838,694
Building and Development - 8.4%
AIMCO Properties, L.P.
$500,000	Term Loan, 5.21%, Maturing November 2, 2009	$504,062

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Custom Building Products, Inc.
$850,000	Term Loan, 5.37%, Maturing October 29, 2011	$853,719
Formica Corp.
869,720	Term Loan, 7.75%, Maturing June 10, 2010	878,417
444,778	Term Loan, 7.76%, Maturing June 10, 2010	449,226
358,898	Term Loan, 7.76%, Maturing June 10, 2010	362,487
1,272,477	Term Loan, 7.76%, Maturing June 10, 2010	1,285,201
FT-FIN Acquisition, LLC
1,412,547	Term Loan, 7.63%, Maturing November 17, 2007	1,416,079
General Growth Properties, Inc.
9,703,193	Term Loan, 5.34%, Maturing November 12, 2008	9,775,462
Hovstone Holdings, LLC
1,365,000	Term Loan, 5.34%, Maturing February 28, 2009	1,368,412
Landsource Communities, LLC
2,000,000	Term Loan, 5.63%, Maturing March 31, 2010	2,010,626
LNR Property Corp.
1,500,000	Term Loan, 5.80%, Maturing February 3, 2008(2)	1,509,375
4,752,855	Term Loan, 6.21%, Maturing February 3, 2008	4,771,866
LNR Property Holdings
1,040,000	Term Loan, 7.71%, Maturing February 3, 2008	1,041,950
Mueller Group, Inc.
2,830,866	Term Loan, 5.89%, Maturing April 23, 2011	2,864,483
Newkirk Master, L.P.
1,471,452	Term Loan, 7.60%, Maturing November 24, 2006	1,481,568
Nortek, Inc.
5,061,750	Term Loan, 5.59%, Maturing August 27, 2011	5,089,590
Panolam Industries Holdings
1,053,209	Term Loan, 6.13%, Maturing December 3, 2010	1,061,108
1,319,488	Term Loan, 10.38%, Maturing June 3, 2011	1,345,878
Ply Gem Industries, Inc.
247,619	Term Loan, 5.28%, Maturing February 12, 2011	247,619
799,005	Term Loan, 5.60%, Maturing February 12, 2011	799,005
1,685,119	Term Loan, 5.60%, Maturing February 12, 2011	1,685,119
South Edge, LLC
656,250	Term Loan, 4.44%, Maturing October 31, 2007	659,531
843,750	Term Loan, 4.69%, Maturing October 31, 2009	852,187
St. Marys Cement, Inc.
5,942,374	Term Loan, 5.09%, Maturing December 4, 2010	6,016,654
Stile Acquisition Corp.
1,513,711	Term Loan, 5.21%, Maturing April 6, 2013	1,513,001
Stile U.S. Acquisition Corp.
1,516,289	Term Loan, 5.21%, Maturing April 6, 2013	1,515,578
The Macerich Partnership, L.P.
1,550,000	Term Loan, 4.89%, Maturing April 25, 2006	1,551,937
1,350,000	Term Loan, 4.58%, Maturing April 25, 2010	1,350,000

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
The Woodlands Community Property Co.
$1,141,000	Term Loan, 5.34%, Maturing November 30, 2007	$1,155,262
357,000	Term Loan, 7.34%, Maturing November 30, 2007	362,355
Tousa/Kolter, LLC
2,305,000	Term Loan, 4.19%, Maturing January 7, 2008(2)	2,316,525
Trustreet Properties, Inc.
965,000	Term Loan, 5.09%, Maturing April 8, 2010	972,841
		$59,067,123
Business Equipment and Services - 4.1%
Allied Security Holdings, LLC
$2,770,286	Term Loan, 7.35%, Maturing June 30, 2010	$2,791,063
Baker & Taylor, Inc.
2,000,000	Term Loan, 10.16%, Maturing May 6, 2011	2,025,000
Buhrmann US, Inc.
1,467,620	Term Loan, 5.59%, Maturing December 23, 2010	1,486,425
DynCorp International, LLC
1,370,000	Term Loan, 6.06%, Maturing February 11, 2011	1,382,844
Global Imaging Systems, Inc.
500,000	Term Loan, 4.61%, Maturing May 10, 2010	501,562
Info USA, Inc.
1,515,151	Term Loan, 5.61%, Maturing March 25, 2009	1,518,939
Iron Mountain, Inc.
3,530,341	Term Loan, 5.13%, Maturing April 2, 2011	3,551,082
Language Line, Inc.
4,609,632	Term Loan, 7.10%, Maturing June 11, 2011	4,649,247
Mitchell International, Inc.
2,312,627	Term Loan, 6.09%, Maturing August 13, 2011	2,348,762
1,736,875	Term Loan, 8.80%, Maturing August 15, 2012	1,784,639
Protection One, Inc.
1,095,000	Term Loan, 6.25%, Maturing April 18, 2011	1,102,528
Quintiles Transnational Corp.
1,514,753	Term Loan, 4.84%, Maturing September 25, 2009	1,520,433
Transaction Network Services, Inc.
1,265,000	Term Loan, 7.00%, Maturing May 4, 2012	1,268,162
Western Inventory Services
575,000	Term Loan, 9.82%, Maturing October 14, 2011	580,750
Williams Scotsman, Inc.
2,487,179	Term Loan, 6.13%, Maturing December 31, 2006	2,493,397
		$29,004,833
Cable and Satellite Television - 8.6%
Adelphia Communications Corp.
$3,773,670	DIP Loan, 5.38%, Maturing March 31, 2006	$3,793,127

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Atlantic Broadband Finance, LLC
$4,000,000	Term Loan, 5.70%, Maturing September 1, 2011	$4,027,500
Bragg Communication, Inc.
2,198,388	Term Loan, 5.82%, Maturing August 31, 2011	2,218,997
Bresnan Communications, LLC
1,884,762	Term Loan, 6.56%, Maturing September 30, 2010	1,908,322
Canadian Cable Acquisition Co., Inc.
1,990,000	Term Loan, 6.09%, Maturing July 30, 2011	2,005,548
Cebridge Connections, Inc.
1,984,962	Term Loan, 9.23%, Maturing February 23, 2010	1,987,444
Charter Communications Operating, LLC
5,000,000	Term Loan, 6.19%, Maturing April 27, 2010	4,941,875
10,421,250	Term Loan, 6.44%, Maturing April 27, 2011	10,367,956
Insight Midwest Holdings, LLC
1,675,000	Term Loan, 4.38%, Maturing December 31, 2008	1,677,355
987,500	Term Loan, 5.88%, Maturing December 31, 2009	999,289
MCC Iowa, LLC
2,387,500	Term Loan, 4.51%, Maturing March 31, 2010	2,368,102
2,977,500	Term Loan, 5.09%, Maturing February 3, 2014	2,985,358
Mediacom Illinois, LLC
4,139,625	Term Loan, 5.09%, Maturing March 31, 2013	4,165,498
NTL, Inc.
5,000,000	Term Loan, 6.41%, Maturing April 13, 2012	5,027,085
Rainbow National Services, LLC
3,600,000	Term Loan, 6.13%, Maturing March 31, 2012	3,635,550
UGS Corp.
5,455,000	Term Loan, 5.10%, Maturing March 31, 2012	5,564,100
UPC Broadband Holdings B.V.
2,660,000	Term Loan, 5.75%, Maturing September 30, 2012	2,654,183
		$60,327,289
Chemicals and Plastics - 7.5%
Brenntag AG
$5,500,000	Term Loan, 5.88%, Maturing December 9, 2011	$5,568,519
Carmeuse Lime, Inc.
700,000	Term Loan, 6.75%, Maturing May 2, 2011	703,500
Hercules, Inc.
2,977,444	Term Loan, 4.87%, Maturing October 8, 2010	3,011,872
Huntsman International, LLC
5,793,581	Term Loan, 5.38%, Maturing December 31, 2010	5,892,552
Huntsman, LLC
2,500,000	Term Loan, 6.12%, Maturing March 31, 2010	2,538,282
Innophos, Inc.
3,155,659	Term Loan, 5.36%, Maturing August 13, 2010	3,161,576

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Invista B.V.
$7,875,000	Term Loan, 5.84%, Maturing April 30, 2010	$7,973,437
Kraton Polymer, LLC
1,859,556	Term Loan, 5.78%, Maturing December 23, 2010	1,882,800
Mosaic Co.
1,600,000	Term Loan, 4.77%, Maturing February 21, 2012	1,611,333
Nalco Co.
6,416,248	Term Loan, 5.03%, Maturing November 4, 2010	6,489,001
Niagara Acquisition, Inc.
585,000	Term Loan, 5.13%, Maturing February 11, 2012	587,011
Professional Paint, Inc.
1,491,750	Term Loan, 6.04%, Maturing September 30, 2011	1,510,397
Rockwood Specialties Group, Inc.
6,475,000	Term Loan, 5.43%, Maturing December 10, 2012	6,512,581
Solo Cup Co.
5,448,593	Term Loan, 5.21%, Maturing February 27, 2011	5,490,820
		$52,933,681
Clothing / Textiles - 0.4%
Propex Fabrics, Inc.
$395,000	Term Loan, 5.52%, Maturing December 31, 2011	$395,987
SI Corp.
1,766,349	Term Loan, 7.10%, Maturing December 9, 2009	1,779,596
St. John Knits International, Inc.
900,000	Term Loan, 5.60%, Maturing March 23, 2012	910,687
		$3,086,270
Conglomerates - 2.9%
Amsted Industries, Inc.
$2,554,765	Term Loan, 5.68%, Maturing October 15, 2010	$2,579,248
Blount, Inc.
713,983	Term Loan, 5.87%, Maturing August 9, 2010	721,123
Gentek, Inc.
660,000	Term Loan, 5.81%, Maturing February 28, 2011	655,050
895,000	Term Loan, 8.89%, Maturing February 25, 2005	817,135
Goodman Global Holdings, Inc.
1,336,650	Term Loan, 5.50%, Maturing December 23, 2011	1,345,004
Johnson Diversey, Inc.
2,650,888	Term Loan, 4.82%, Maturing November 30, 2009	2,677,811
1,310,000	Term Loan, 4.96%, Maturing November 30, 2009	1,313,275
Polymer Group, Inc.
3,663,119	Term Loan, 6.34%, Maturing April 27, 2010	3,711,959
2,500,000	Term Loan, 9.34%, Maturing April 27, 2011	2,537,500

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Conglomerates (continued)
PP Acquisition Corp.
$4,217,694	Term Loan, 5.35%, Maturing November 12, 2011	$4,270,415
		$20,628,520
Containers and Glass Products - 8.7%
Berry Plastics Corp.
$2,898,423	Term Loan, 5.09%, Maturing June 30, 2010	$2,920,161
BWAY Corp.
5,911,080	Term Loan, 5.38%, Maturing June 30, 2011	5,986,198
Celanese Holdings, LLC
560,000	Term Loan, 0.00%, Maturing April 6, 2011(2)	564,900
6,843,172	Term Loan, 5.63%, Maturing April 6, 2011	6,949,029
Dr. Pepper/Seven Up Bottling Group, Inc.
4,291,731	Term Loan, 5.32%, Maturing December 19, 2010	4,348,730
Graham Packaging Holdings Co.
5,386,500	Term Loan, 5.64%, Maturing October 7, 2011	5,441,712
2,000,000	Term Loan, 7.31%, Maturing April 7, 2012	2,028,750
Graphic Packaging International, Inc.
9,180,884	Term Loan, 5.51%, Maturing August 8, 2009	9,281,873
IPG (US), Inc.
3,283,500	Term Loan, 5.32%, Maturing July 28, 2011	3,336,857
Kranson Industries, Inc.
2,590,425	Term Loan, 5.85%, Maturing July 30, 2011	2,622,805
Owens-Illinois, Inc.
2,907,870	Term Loan, 5.87%, Maturing April 1, 2007	2,951,851
2,586,212	Term Loan, 5.89%, Maturing April 1, 2008	2,625,005
Silgan Holdings, Inc.
4,533,392	Term Loan, 4.87%, Maturing November 30, 2008	4,552,519
Smurfit-Stone Container Corp.
656,041	Term Loan, 3.09%, Maturing November 1, 2010	663,968
5,229,844	Term Loan, 4.85%, Maturing November 1, 2011	5,294,401
1,662,324	Term Loan, 5.00%, Maturing November 1, 2011	1,682,843
		$61,251,602
Cosmetics / Toiletries - 0.8%
American Safety Razor Co.
$1,012,462	Term Loan, 6.01%, Maturing February 28, 2012	$1,020,056
Prestige Brands, Inc.
2,479,975	Term Loan, 5.38%, Maturing April 7, 2011	2,508,909
Revlon Consumer Products Corp.
1,846,094	Term Loan, 9.42%, Maturing July 9, 2010	1,905,226
		$5,434,191

Principal Amount	Borrower/Tranche Description	Value
Drugs - 0.7%
Warner Chilcott Corp.
$1,307,161	Term Loan, 5.84%, Maturing January 18, 2012	$1,312,063
603,871	Term Loan, 5.84%, Maturing January 18, 2012	606,136
3,243,968	Term Loan, 5.90%, Maturing January 18, 2012	3,256,133
		$5,174,332
Ecological Services and Equipment - 1.9%
Alderwoods Group, Inc.
$1,196,264	Term Loan, 5.28%, Maturing August 19, 2010	$1,210,469
Allied Waste Industries, Inc.
1,932,035	Term Loan, 4.87%, Maturing January 15, 2010	1,934,149
5,061,809	Term Loan, 5.23%, Maturing January 15, 2012	5,067,432
Envirocare of Utah, LLC
1,783,523	Term Loan, 6.11%, Maturing April 15, 2010	1,784,266
Environmental Systems, Inc.
2,256,125	Term Loan, 6.66%, Maturing December 12, 2008	2,299,837
Sensus Metering Systems, Inc.
867,347	Term Loan, 5.54%, Maturing December 17, 2010	876,021
130,102	Term Loan, 5.54%, Maturing December 17, 2010	131,403
		$13,303,577
Electronics / Electrical - 4.1%
AMI Semiconductor, Inc.
$1,325,000	Term Loan, 4.58%, Maturing April 1, 2012	$1,333,281
Cellnet Technology, Inc.
655,000	Term Loan, 8.00%, Maturing April 26, 2012	656,637
Communications & Power, Inc.
1,775,550	Term Loan, 5.38%, Maturing July 23, 2010	1,795,525
Enersys Capital, Inc.
1,985,000	Term Loan, 5.24%, Maturing March 17, 2011	2,012,915
Fairchild Semiconductor Corp.
1,371,563	Term Loan, 4.69%, Maturing December 31, 2010	1,393,850
Invensys International Holding
5,912,322	Term Loan, 6.88%, Maturing September 5, 2009	5,993,616
Memec Group, Ltd.
1,500,000	Term Loan, 5.53%, Maturing February 16, 2009	1,500,000
Rayovac Corp.
4,175,000	Term Loan, 5.15%, Maturing February 7, 2012	4,207,181
Security Co., Inc.
992,500	Term Loan, 7.00%, Maturing June 30, 2010	996,222
3,000,000	Term Loan, 10.31%, Maturing June 30, 2011	3,045,000
Telcordia Technologies, Inc.
2,200,000	Term Loan, 6.07%, Maturing September 15, 2012	2,159,439

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Vertafore, Inc.
$1,015,843	Term Loan, 6.03%, Maturing December 22, 2010	$1,022,192
500,000	Term Loan, 9.51%, Maturing December 22, 2011	502,500
Viasystems, Inc.
1,995,000	Term Loan, 4.68%, Maturing September 30, 2009	2,012,456
		$28,630,814
Equipment Leasing - 1.2%
Ashtead Group, PLC
$3,000,000	Term Loan, 5.56%, Maturing November 12, 2009	$3,025,626
Maxim Crane Works, L.P.
1,565,000	Term Loan, 8.56%, Maturing January 28, 2012	1,601,191
United Rentals, Inc.
334,029	Term Loan, 3.36%, Maturing February 14, 2011	338,935
3,142,166	Term Loan, 5.35%, Maturing February 14, 2011	3,186,845
		$8,152,597
Farming / Agriculture - 0.2%
Central Garden & Pet Co.
$613,449	Term Loan, 4.85%, Maturing May 15, 2009	$618,817
The Scotts Co.
994,987	Term Loan, 4.56%, Maturing September 30, 2010	1,005,826
		$1,624,643
Financial Intermediaries - 2.8%
Coinstar, Inc.
$5,038,131	Term Loan, 5.13%, Maturing July 7, 2011	$5,113,703
Corrections Corp. of America
1,221,818	Term Loan, 4.91%, Maturing March 31, 2008	1,229,455
Fidelity National Information Solutions, Inc.
7,478,625	Term Loan, 4.84%, Maturing March 9, 2013	7,435,623
Refco Group Ltd., LLC
4,669,000	Term Loan, 5.09%, Maturing August 5, 2011	4,674,253
Wackenhut Corrections Corp.
822,716	Term Loan, 5.66%, Maturing July 9, 2009	824,772
		$19,277,806
Food Products - 2.3%
Acosta Sales Co., Inc.
$3,622,625	Term Loan, 5.40%, Maturing June 13, 2010	$3,657,721
Atkins Nutritional, Inc.
945,596	Term Loan, 0.00%, Maturing November 26, 2009(3)	551,992
Del Monte Corp.
980,000	Term Loan, 4.69%, Maturing February 8, 2012	988,697

Principal Amount	Borrower/Tranche Description	Value
Food Products (continued)
Doane Pet Care Co.
$2,174,075	Term Loan, 7.41%, Maturing November 5, 2009	$2,217,557
Dole Food Company, Inc.
1,219,562	Term Loan, 5.44%, Maturing April 18, 2012	1,225,406
Herbalife International, Inc.
545,313	Term Loan, 4.66%, Maturing December 21, 2010	545,313
Michael Foods, Inc.
2,300,000	Term Loan, 6.59%, Maturing November 21, 2011	2,348,875
Pinnacle Foods Holdings Corp.
1,984,962	Term Loan, 6.35%, Maturing November 25, 2010	1,993,647
Reddy Ice Group, Inc.
2,569,188	Term Loan, 5.60%, Maturing July 31, 2009	2,592,472
		$16,121,680
Food Service - 3.4%
AFC Enterprises, Inc.
$910,000	Term Loan, 5.38%, Maturing May 11, 2011	$914,550
Buffets, Inc.
1,000,000	Term Loan, 6.05%, Maturing June 28, 2009	1,008,333
1,311,233	Term Loan, 6.27%, Maturing June 28, 2009	1,322,159
Carrols Corp.
603,488	Term Loan, 5.63%, Maturing December 31, 2010	605,751
CKE Restaurants, Inc.
2,524,159	Term Loan, 5.13%, Maturing July 2, 2008	2,536,780
Denny's, Inc.
2,543,631	Term Loan, 6.44%, Maturing September 21, 2009	2,596,093
Domino's, Inc.
7,044,450	Term Loan, 4.88%, Maturing June 25, 2010	7,141,311
Gate Gourmet Borrower, LLC
500,000	Term Loan, 9.51%, Maturing December 31, 2008	485,000
1,053,222	Term Loan, 0.00%, Maturing December 31, 2009(3)	737,256
Jack in the Box, Inc.
989,975	Term Loan, 4.85%, Maturing January 8, 2011	998,637
Ruth's Chris Steak House, Inc.
817,619	Term Loan, 6.25%, Maturing March 11, 2011	819,663
Weight Watchers International, Inc.
4,477,500	Term Loan, 4.65%, Maturing March 31, 2010	4,518,545
		$23,684,078
Food / Drug Retailers - 2.7%
General Nutrition Centers, Inc.
$1,020,049	Term Loan, 6.31%, Maturing December 7, 2009	$1,032,374
Giant Eagle, Inc.
4,576,501	Term Loan, 5.16%, Maturing August 6, 2009	4,625,126

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food / Drug Retailers (continued)
Rite Aid Corp.
$6,947,500	Term Loan, 4.84%, Maturing September 22, 2009	$6,990,922
The Jean Coutu Group (PJC), Inc.
6,054,250	Term Loan, 5.50%, Maturing July 30, 2011	6,109,925
The Pantry, Inc.
487,382	Term Loan, 5.36%, Maturing March 12, 2011	491,799
		$19,250,146
Forest Products - 3.0%
Appleton Papers, Inc.
$3,870,750	Term Loan, 5.64%, Maturing June 11, 2010	$3,900,992
Boise Cascade Holdings, LLC
4,644,268	Term Loan, 4.74%, Maturing October 20, 2011	4,694,580
Buckeye Technologies, Inc.
2,302,634	Term Loan, 5.21%, Maturing March 15, 2008	2,334,296
Escanaba Timber, LLC
650,000	Term Loan, 6.00%, Maturing May 2, 2008	656,500
Koch Cellulose, LLC
1,088,377	Term Loan, 4.35%, Maturing May 7, 2011	1,100,282
3,545,524	Term Loan, 5.09%, Maturing May 7, 2011	3,584,305
NewPage Corp.
2,400,000	Term Loan, 6.38%, Maturing May 2, 2011	2,418,000
RLC Industries Co.
1,308,686	Term Loan, 4.59%, Maturing February 24, 2010	1,313,594
Xerium Technologies, Inc.
995,000	Term Loan, 5.07%, Maturing May 18, 2012	997,799
		$21,000,348
Healthcare - 9.1%
Accredo Health, Inc.
$2,129,417	Term Loan, 4.86%, Maturing June 30, 2011	$2,136,738
Advanced Medical Optics, Inc.
1,750,131	Term Loan, 5.21%, Maturing June 25, 2009	1,773,465
AMR HoldCo, Inc.
862,838	Term Loan, 5.67%, Maturing February 10, 2012	873,354
Ardent Health Services, Inc.
3,422,800	Term Loan, 5.35%, Maturing August 12, 2011	3,427,079
Colgate Medical, Ltd.
657,895	Term Loan, 5.09%, Maturing December 30, 2008	664,885
Community Health Systems, Inc.
9,685,355	Term Loan, 5.07%, Maturing August 19, 2011	9,786,248
Concentra Operating Corp.
2,600,888	Term Loan, 6.01%, Maturing June 30, 2009	2,627,981

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Cross Country Healthcare, Inc.
$309,016	Term Loan, 6.50%, Maturing June 5, 2009	$311,334
Encore Medical IHC, Inc.
1,777,500	Term Loan, 6.31%, Maturing October 4, 2010	1,796,386
Envision Worldwide, Inc.
1,392,222	Term Loan, 8.13%, Maturing September 30, 2010	1,399,183
Express Scripts, Inc.
2,977,444	Term Loan, 4.77%, Maturing February 13, 2010	3,012,801
FHC Health Systems, Inc.
2,000,000	Term Loan, 12.23%, Maturing February 7, 2011	2,010,000
Hanger Orthopedic Group, Inc.
2,481,106	Term Loan, 6.59%, Maturing September 30, 2009	2,499,714
Healthcare Partners, LLC
455,000	Term Loan, 5.30%, Maturing March 2, 2011	458,697
Healthsouth Corp.
1,030,000	Term Loan, 5.59%, Maturing June 14, 2007	1,031,931
285,000	Term Loan, 2.85%, Maturing March 21, 2010	285,534
Iasis Healthcare, LLC
3,970,000	Term Loan, 5.37%, Maturing June 22, 2011	4,017,144
Kinetic Concepts, Inc.
1,821,447	Term Loan, 4.85%, Maturing August 11, 2010	1,833,401
Knowledge Learning Corp.
3,155,963	Term Loan, 5.61%, Maturing January 7, 2012	3,175,688
Leiner Health Products, Inc.
2,481,250	Term Loan, 6.38%, Maturing May 27, 2011	2,527,773
Lifepoint Hospitals, Inc.
4,153,050	Term Loan, 4.72%, Maturing April 15, 2012	4,161,485
Magellan Health Services, Inc.
2,162,162	Term Loan, 5.03%, Maturing August 15, 2008	2,191,892
3,432,432	Term Loan, 5.26%, Maturing August 15, 2008	3,479,628
Medcath Holdings Corp.
1,553,263	Term Loan, 5.55%, Maturing July 2, 2011	1,569,766
National Mentor, Inc.
911,140	Term Loan, 5.74%, Maturing September 30, 2011	921,106
Select Medical Holding Corp.
1,610,000	Term Loan, 5.04%, Maturing February 24, 2012	1,607,988
Talecris Biotherapeutics, Inc.
1,125,000	Term Loan, 6.54%, Maturing March 31, 2010	1,119,375
Team Health, Inc.
500,000	Term Loan, 5.85%, Maturing March 23, 2011	502,500
Vanguard Health Holding Co., LLC
1,368,125	Term Loan, 6.34%, Maturing September 23, 2011	1,386,937
VWR International, Inc.
1,246,000	Term Loan, 5.65%, Maturing April 7, 2011	1,254,566
		$63,844,579

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Home Furnishings - 2.2%
Jarden Corp.
$2,877,788	Term Loan, 5.09%, Maturing January 24, 2012	$2,895,474
Juno Lighting, Inc.
1,351,099	Term Loan, 5.70%, Maturing November 21, 2010	1,367,987
Knoll, Inc.
3,177,647	Term Loan, 6.09%, Maturing September 30, 2011	3,229,284
Sealy Mattress Co.
2,712,876	Term Loan, 5.00%, Maturing April 6, 2012	2,723,614
Simmons Co.
5,305,466	Term Loan, 5.80%, Maturing December 19, 2011	5,328,678
		$15,545,037
Industrial Equipment - 1.8%
Alliance Laundry Holdings, LLC
$584,100	Term Loan, 5.34%, Maturing January 27, 2012	$588,237
Bucyrus International, Inc.
164	Term Loan, 5.34%, Maturing July 28, 2010	165
Douglas Dynamics Holdings, Inc.
1,014,572	Term Loan, 5.02%, Maturing December 16, 2010	1,022,182
Gleason Corp.
577,584	Term Loan, 6.03%, Maturing July 27, 2011	584,804
2,000,000	Term Loan, 8.60%, Maturing January 31, 2012	2,035,000
Itron, Inc.
629,899	Term Loan, 5.03%, Maturing July 1, 2011	633,048
Mainline, L.P.
1,394,944	Term Loan, 5.43%, Maturing December 17, 2011	1,412,381
National Waterworks, Inc.
3,606,557	Term Loan, 5.60%, Maturing November 22, 2009	3,647,131
Penn Engineering & Manufacturing Corp.
575,000	Term Loan, 5.59%, Maturing May 25, 2011	580,750
Rexnord Corp.
2,000,000	Term Loan, 7.00%, Maturing December 31, 2011	2,008,126
		$12,511,824
Insurance - 1.8%
Alliant Resources Group, Inc.
$1,493,713	Term Loan, 6.88%, Maturing August 31, 2011	$1,503,048
CCC Information Services Group
2,690,540	Term Loan, 5.84%, Maturing August 20, 2010	2,724,172
Conseco, Inc.
6,218,435	Term Loan, 6.60%, Maturing June 22, 2010	6,274,792
U.S.I. Holdings Corp.
975,076	Term Loan, 5.69%, Maturing August 11, 2008	978,732

Principal Amount	Borrower/Tranche Description	Value
Insurance (continued)
$1,391,513	Term Loan, 5.69%, Maturing August 11, 2008	$1,396,731
		$12,877,475
Leisure Goods / Activities / Movies - 7.6%
Alliance Atlantis Communications, Inc.
$698,000	Term Loan, 4.84%, Maturing December 10, 2011	$701,926
Cinemark, Inc.
4,954,962	Term Loan, 5.18%, Maturing March 31, 2011	5,026,190
Fender Musical Instruments Co.
785,000	Term Loan, 7.71%, Maturing March 30, 2012	785,000
Loews Cineplex Entertainment Corp.
8,472,987	Term Loan, 4.22%, Maturing July 30, 2011	8,591,473
Metro-Goldwyn-Mayer Holdings
11,220,000	Term Loan, 5.38%, Maturing April 8, 2012	11,244,549
Regal Cinemas Corp.
9,631,804	Term Loan, 4.84%, Maturing November 10, 2010	9,690,279
Six Flags Theme Parks, Inc.
8,043,337	Term Loan, 5.92%, Maturing June 30, 2008	8,098,635
Universal City Development Partners, Ltd.
2,074,800	Term Loan, 5.22%, Maturing June 9, 2011	2,091,658
WMG Acquisition Corp.
6,490,770	Term Loan, 5.33%, Maturing February 28, 2011	6,505,646
Yankees Holdings & YankeeNets, LLC
628,571	Term Loan, 5.53%, Maturing June 25, 2007	634,857
		$53,370,213
Lodging and Casinos - 4.6%
Alliance Gaming Corp.
$2,798,814	Term Loan, 5.65%, Maturing September 5, 2009	$2,796,483
Ameristar Casinos, Inc.
582,525	Term Loan, 5.06%, Maturing December 20, 2006	589,564
Argosy Gaming Co.
2,363,125	Term Loan, 4.85%, Maturing June 30, 2011	2,368,047
CNL Hospitality Partners, L.P.
1,087,682	Term Loan, 5.59%, Maturing October 13, 2006	1,090,402
CNL Resort Hotel, L.P.
1,750,000	Term Loan, 5.91%, Maturing August 18, 2006	1,754,375
Globalcash Access, LLC
824,732	Term Loan, 5.35%, Maturing March 10, 2010	836,846
Isle of Capri Casinos, Inc.
2,523,675	Term Loan, 4.89%, Maturing February 4, 2012	2,549,702
Marina District Finance Co., Inc.
4,563,563	Term Loan, 4.99%, Maturing October 14, 2011	4,599,692

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Pinnacle Entertainment, Inc.
$1,733,440	Term Loan, 0.00%, Maturing August 27, 2010(2)	$1,737,233
1,600,000	Term Loan, 6.11%, Maturing August 27, 2010	1,625,000
Resorts International Holdings, LLC
1,200,787	Term Loan, 5.61%, Maturing April 26, 2012	1,209,043
1,505,000	Term Loan, 8.81%, Maturing March 22, 2013	1,503,746
Seminole Tribe of Florida
700,000	Term Loan, 5.38%, Maturing September 30, 2011	701,750
Venetian Casino Resort, LLC
777,502	Term Loan, 0.00%, Maturing June 15, 2011(2)	782,847
3,770,887	Term Loan, 4.81%, Maturing June 15, 2011	3,799,169
Wyndham International, Inc.
273,276	Term Loan, 3.25%, Maturing May 10, 2011	274,642
2,896,724	Term Loan, 6.38%, Maturing May 9, 2011	2,913,742
Wynn Las Vegas, LLC
1,370,000	Term Loan, 5.24%, Maturing December 14, 2011	1,375,138
		$32,507,421
Nonferrous Metals / Minerals - 2.7%
Foundation Coal Corp.
$6,033,032	Term Loan, 5.03%, Maturing July 30, 2011	$6,128,553
ICG, LLC
945,250	Term Loan, 5.88%, Maturing November 5, 2010	958,247
International Mill Service, Inc.
2,000,000	Term Loan, 8.86%, Maturing October 26, 2011	2,020,000
Magnequench, Inc.
1,356,923	Term Loan, 10.59%, Maturing September 30, 2009	1,365,404
1,500,000	Term Loan, 14.09%, Maturing December 31, 2009	1,511,250
Murray Energy Corp.
977,550	Term Loan, 6.10%, Maturing January 28, 2010	979,994
Novelis, Inc.
1,345,846	Term Loan, 4.96%, Maturing January 6, 2012	1,358,276
2,341,212	Term Loan, 4.96%, Maturing January 6, 2012	2,362,835
Stillwater Mining Co.
443,608	Term Loan, 6.38%, Maturing June 30, 2007	452,203
Trout Coal Holdings, LLC
1,600,000	Term Loan, 8.50%, Maturing March 23, 2012	1,618,750
		$18,755,512
Oil and Gas - 5.9%
Beldon & Blake Corp.
$2,249,100	Term Loan, 5.92%, Maturing July 21, 2011	$2,260,346
Dresser Rand Group, Inc.
2,968,831	Term Loan, 5.33%, Maturing October 29, 2011	3,004,456

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas (continued)
Dresser, Inc.
$2,873,171	Term Loan, 5.60%, Maturing March 31, 2007	$2,910,283
Dynegy Holdings, Inc.
6,949,987	Term Loan, 7.09%, Maturing May 28, 2010	6,985,606
El Paso Corp.
2,205,750	Term Loan, 5.27%, Maturing November 23, 2009	2,214,174
3,646,840	Term Loan, 5.88%, Maturing November 23, 2009	3,669,126
Getty Petroleum Marketing, Inc.
4,261,925	Term Loan, 6.35%, Maturing May 19, 2010	4,347,163
LB Pacific, L.P.
1,135,000	Term Loan, 6.01%, Maturing March 3, 2012	1,146,350
Lyondell-Citgo Refining, L.P.
3,473,750	Term Loan, 5.51%, Maturing May 21, 2007	3,528,027
Magellan Midstream Holdings, L.P.
811,214	Term Loan, 5.09%, Maturing December 10, 2011	818,312
Pride Offshore, Inc.
1,470,608	Term Loan, 4.84%, Maturing July 7, 2011	1,491,442
	Semgroup, L.P.
587,209	Term Loan, 5.35%, Maturing August 27, 2008	591,980
656,492	Term Loan, 5.75%, Maturing March 1, 2011	661,826
Universal Compression, Inc.
1,150,000	Term Loan, 4.85%, Maturing February 15, 2012	1,164,914
Williams Production RMT Co.
6,448,524	Term Loan, 5.59%, Maturing May 30, 2008	6,521,070
		$41,315,075
Publishing - 7.9%
Advanstar Communications, Inc.
$373,056	Term Loan, 7.61%, Maturing November 17, 2007	$375,777
CBD Media, LLC
4,417,017	Term Loan, 5.63%, Maturing December 31, 2009	4,474,991
Dex Media East, LLC
4,304,503	Term Loan, 4.88%, Maturing May 8, 2009	4,342,839
Dex Media West, LLC
4,036,720	Term Loan, 4.78%, Maturing March 9, 2010	4,072,320
Freedom Communications
1,972,486	Term Loan, 4.57%, Maturing May 18, 2012	1,976,184
Herald Media, Inc.
1,000,000	Term Loan, 8.56%, Maturing January 22, 2012	1,014,375
Journal Register Co.
5,000,000	Term Loan, 4.67%, Maturing August 12, 2012	5,028,905
Lamar Media Corp.
3,491,250	Term Loan, 4.88%, Maturing March 7, 2010	3,534,346
Liberty Group Operating, Inc.
1,510,000	Term Loan, 5.38%, Maturing February 28, 2012	1,517,550

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Medianews Group, Inc.
$562,007	Term Loan, 4.59%, Maturing August 25, 2010	$563,763
Merrill Communications, LLC
5,509,155	Term Loan, 5.61%, Maturing February 9, 2009	5,557,361
Morris Publishing Group, LLC
2,942,625	Term Loan, 4.88%, Maturing March 31, 2011	2,964,695
Nebraska Book Co., Inc.
1,477,538	Term Loan, 5.88%, Maturing March 4, 2011	1,495,083
Newspaper Holdings, Inc.
2,400,000	Term Loan, 5.15%, Maturing August 24, 2011	2,403,751
R.H. Donnelley Corp.
254,850	Term Loan, 4.86%, Maturing December 31, 2009	256,571
9,875,183	Term Loan, 4.80%, Maturing June 30, 2011	9,955,982
Source Media, Inc.
511,500	Term Loan, 5.34%, Maturing August 30, 2012	518,213
250,000	Term Loan, 8.46%, Maturing August 30, 2012	253,203
Transwestern Publishing Co., LLC
1,980,004	Term Loan, 7.50%, Maturing February 25, 2011	2,003,208
386,400	Term Loan, 4.56%, Maturing August 24, 2012	387,547
Weekly Reader Corp.
1,000,000	Term Loan, 8.10%, Maturing March 29, 2009	1,001,875
Xerox Corp.
2,000,000	Term Loan, 4.85%, Maturing September 30, 2008	2,019,584
		$55,718,123
Radio and Television - 6.6%
Adams Outdoor Advertising, L.P.
$3,803,523	Term Loan, 5.15%, Maturing October 15, 2011	$3,842,749
ALM Media Holdings, Inc.
1,200,000	Term Loan, 5.58%, Maturing March 5, 2010	1,197,000
CanWest Media, Inc.
2,545,536	Term Loan, 5.34%, Maturing August 15, 2009	2,564,627
Cumulus Media, Inc.
976,250	Term Loan, 4.88%, Maturing March 28, 2009	986,013
3,275,250	Term Loan, 4.88%, Maturing March 28, 2010	3,295,720
DirecTV Holdings, LLC
6,490,000	Term Loan, 4.59%, Maturing April 13, 2013	6,508,256
Emmis Operating Co.
2,985,000	Term Loan, 4.84%, Maturing November 10, 2011	3,003,241
Entravision Communications Co.
2,500,000	Term Loan, 4.31%, Maturing February 24, 2012	2,517,708
Gray Television, Inc.
2,985,019	Term Loan, 4.84%, Maturing December 31, 2010	3,020,466
NEP Supershooters, L.P.
1,617,530	Term Loan, 11.12%, Maturing August 3, 2011	1,597,311

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Nexstar Broadcasting, Inc.
$2,043,211	Term Loan, 4.87%, Maturing October 1, 2012	$2,055,556
2,156,789	Term Loan, 4.87%, Maturing October 1, 2012	2,169,820
PanAmSat Corp.
6,914,661	Term Loan, 5.75%, Maturing August 20, 2011	7,002,090
Raycom National, LLC
4,000,000	Term Loan, 4.56%, Maturing April 6, 2012	4,015,000
Raycom TV Broadcasting, Inc.
2,000,000	Term Loan, 4.94%, Maturing October 6, 2011	1,997,500
Young Broadcasting, Inc.
815,000	Term Loan, 5.64%, Maturing November 3, 2012	820,263
		$46,593,320
Rail Industries - 0.8%
Kansas City Southern Railway Co.
$763,088	Term Loan, 4.81%, Maturing March 30, 2008	$769,574
Railamerica, Inc.
4,107,462	Term Loan, 5.56%, Maturing September 29, 2011	4,174,209
485,542	Term Loan, 5.56%, Maturing September 29, 2011	493,432
		$5,437,215
Retailers (Except Food and Drug) - 4.9%
Advance Stores Company, Inc.
$164,750	Term Loan, 4.88%, Maturing September 30, 2010	$166,089
97,199	Term Loan, 4.94%, Maturing September 30, 2010	97,989
Alimentation Couche-Tard, Inc.
3,645,545	Term Loan, 4.88%, Maturing December 17, 2010	3,671,749
American Achievement Corp.
2,260,864	Term Loan, 5.74%, Maturing March 25, 2011	2,280,647
Amscan Holdings, Inc.
992,500	Term Loan, 5.67%, Maturing April 30, 2012	996,222
FTD, Inc.
1,621,636	Term Loan, 5.35%, Maturing February 28, 2011	1,635,826
Harbor Freight Tools USA, Inc.
2,487,500	Term Loan, 5.76%, Maturing July 15, 2010	2,496,828
Home Interiors & Gifts, Inc.
2,929,134	Term Loan, 8.38%, Maturing March 31, 2011	2,675,275
Josten's Corp.
5,606,600	Term Loan, 5.19%, Maturing October 4, 2010	5,652,737
1,125,000	Term Loan, 5.44%, Maturing October 4, 2010	1,134,844
Mapco Express, Inc.
677,000	Term Loan, 7.75%, Maturing April 28, 2011	683,770
Movie Gallery, Inc.
1,185,000	Term Loan, 6.14%, Maturing April 27, 2011	1,197,591

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Oriental Trading Co., Inc.
$2,255,936	Term Loan, 5.63%, Maturing August 4, 2010	$2,262,986
Rent-A-Center, Inc.
3,979,950	Term Loan, 4.46%, Maturing June 30, 2010	4,033,679
Riddell Bell Holdings, Inc.
995,000	Term Loan, 5.61%, Maturing September 30, 2011	1,002,463
Savers, Inc.
749,875	Term Loan, 6.67%, Maturing August 4, 2009	755,499
1,500,000	Term Loan, 10.48%, Maturing August 4, 2010	1,518,750
Travelcenters of Ameria, Inc.
2,184,000	Term Loan, 4.51%, Maturing October 1, 2008	2,209,935
		$34,472,879
Surface Transport - 1.2%
Horizon Lines, LLC
$3,002,313	Term Loan, 5.62%, Maturing July 7, 2011	$3,032,336
NFIL Holdings Corp.
634,201	Term Loan, 4.08%, Maturing February 27, 2010	640,543
1,725,106	Term Loan, 5.09%, Maturing February 27, 2010	1,744,513
Rural/Metro Operating Co., LLC
376,471	Term Loan, 5.43%, Maturing March 4, 2011	378,824
102,941	Term Loan, 5.44%, Maturing March 4, 2011	103,585
Sirva Worldwide, Inc.
2,524,118	Term Loan, 5.61%, Maturing December 10, 2010	2,448,394
		$8,348,195
Telecommunications - 7.4%
Alaska Communications Systems Holdings, Inc.
$1,105,000	Term Loan, 5.09%, Maturing February 1, 2011	$1,110,180
Cellular South, Inc.
1,736,875	Term Loan, 5.34%, Maturing May 4, 2011	1,752,073
Centennial Cellular Operating Co., LLC
4,949,875	Term Loan, 5.51%, Maturing February 9, 2011	4,993,186
Consolidated Communications, Inc.
3,961,656	Term Loan, 5.68%, Maturing October 14, 2011	3,988,892
D&E Communications, Inc.
1,483,547	Term Loan, 5.23%, Maturing December 31, 2011	1,489,110
Fairpoint Communications, Inc.
2,485,000	Term Loan, 5.17%, Maturing February 8, 2012	2,502,706
Hawaiian Telcom Communications
830,000	Term Loan, 7.25%, Maturing October 31, 2012	838,819
Iowa Telecommunications Service
688,000	Term Loan, 5.08%, Maturing November 23, 2011	694,593
NTelos, Inc.
1,351,613	Term Loan, 5.61%, Maturing February 18, 2011	1,347,108

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Qwest Corp.
$10,000,000	Term Loan, 7.39%, Maturing June 4, 2007	$10,294,530
SBA Senior Finance, Inc.
4,471,225	Term Loan, 6.02%, Maturing October 31, 2008	4,510,348
Spectrasite Communications, Inc.
2,517,690	Term Loan, 4.52%, Maturing May 23, 2012	2,520,837
Stratos Global Corp.
1,128,000	Term Loan, 5.34%, Maturing December 3, 2011	1,138,223
Triton PCS, Inc.
1,710,713	Term Loan, 6.36%, Maturing November 18, 2009	1,718,197
USA Mobility, Inc.
202,857	Term Loan, 5.59%, Maturing November 16, 2006	204,379
Valor Telecom Enterprise, LLC
2,685,200	Term Loan, 5.10%, Maturing February 14, 2012	2,704,780
Westcom Corp.
963,574	Term Loan, 5.94%, Maturing December 17, 2010	970,801
1,000,000	Term Loan, 10.09%, Maturing May 17, 2011	1,013,750
Western Wireless Corp.
7,940,000	Term Loan, 6.12%, Maturing May 31, 2011	7,978,048
		$51,770,560
Utilities - 3.8%
Allegheny Energy Supply Co., LLC
$5,066,427	Term Loan, 5.72%, Maturing October 28, 2011	$5,122,370
Cogentrix Deleware Holdings, Inc.
2,080,000	Term Loan, 4.88%, Maturing January 14, 2012	2,090,140
Coleto Creek WLE, L.P.
3,299,983	Term Loan, 7.25%, Maturing June 30, 2011	3,328,857
KGen, LLC
1,000,000	Term Loan, 5.64%, Maturing August 5, 2011	980,000
NRG Energy, Inc.
2,503,114	Term Loan, 4.33%, Maturing December 24, 2011	2,523,452
3,207,860	Term Loan, 5.25%, Maturing December 24, 2011	3,233,924
Pike Electric, Inc.
3,298,241	Term Loan, 5.38%, Maturing July 1, 2012	3,348,747
Reliant Energy, Inc.
2,623,425	Term Loan, 6.04%, Maturing December 22, 2010	2,633,029
Texas Genco, LLC
980,962	Term Loan, 4.00%, Maturing December 14, 2011	989,852
2,369,022	Term Loan, 5.01%, Maturing December 14, 2011	2,390,492
		$26,640,863
	Total Senior, Floating Rate Interests (identified cost $1,010,615,113)	$1,010,893,660

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes - 13.6%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense - 0.3%
Argo Tech Corp., Sr. Notes
$1,500	9.25%, 6/1/11	$1,627,500
BE Aerospace, Sr. Sub. Notes, Series B
65	8.00%, 3/1/08	65,325
Sequa Corp.
500	8.875%, 4/1/08	537,500
Standard Aero Holdings, Inc., Sr. Sub. Notes
40	8.25%, 9/1/14(4)	42,100
		$2,272,425
Air Transport - 0.0%
Northwest Airlines, Inc.
$45	8.875%, 6/1/06	$33,525
		$33,525
Automotive - 0.3%
Delphi Corp.
$385	6.55%, 6/15/06	$372,487
Keystone Automotive Operations, Inc., Sr. Sub. Notes
455	9.75%, 11/1/13	448,175
Metaldyne Corp., Sr. Notes
565	10.00%, 11/1/13(4)	477,425
Tenneco Automotive, Inc.
280	8.625%, 11/15/14	271,600
Tenneco Automotive, Inc., Series B
45	10.25%, 7/15/13	50,400
Visteon Corp., Sr. Notes
200	8.25%, 8/1/10	186,000
		$1,806,087
Broadcast Media - 0.7%
Paxson Communications Corp.
$105	10.75%, 7/15/08	$103,425
Paxson Communications Corp., Variable Rate
4,500	5.891%, 1/15/10(4)	4,522,500
		$4,625,925
Building and Development - 0.4%
Coleman Cable, Inc., Sr. Notes
$115	9.875%, 10/1/12(4)	$100,625
Collins & Aikman Floor Cover
400	9.75%, 2/15/10	422,000

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
General Cable Corp., Sr. Notes
$90	9.50%, 11/15/10	$96,300
Mueller Group, Inc., Sr. Sub. Notes
600	10.00%, 5/1/12	633,000
Mueller Holdings, Inc., Disc. Notes
120	14.75%, 4/15/14	87,300
Nortek, Inc., Sr. Sub Notes
395	8.50%, 9/1/14	355,500
Ply Gem Industries, Inc., Sr. Sub. Notes
740	9.00%, 2/15/12	588,300
RMCC Acquisition Co., Sr. Sub. Notes
360	9.50%, 11/1/12(4)	340,200
		$2,623,225
Business Equipment and Services - 0.2%
Carriage Services, Inc.
$70	7.875%, 1/15/15(4)	$72,275
Hydrochem Industrial Services, Inc., Sr. Sub Notes
80	9.25%, 2/15/13(4)	74,000
Knowledge Learning Center, Sr. Sub. Notes
180	7.75%, 2/1/15(4)	170,100
NSP Holdings/NSP Holdings Capital Corp., Sr. Notes
120	11.75%, 1/1/12	127,200
Williams Scotsman, Inc., Sr. Notes
1,015	10.00%, 8/15/08	1,101,275
		$1,544,850
Cable and Satellite Television - 1.0%
Charter Communications Holdings II, LLC, Sr. Notes
$55	10.25%, 9/15/10	$56,100
Insight Communications, Sr. Disc. Notes
295	12.25%, 2/15/11	295,737
Intelsat Bermuda Ltd., Sr. Notes
550	8.25%, 1/15/13(4)	562,375
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate
440	7.805%, 1/15/12(4)	448,800
Intelsat Ltd., Sr. Notes
670	5.25%, 11/1/08	611,375
Kabel Deutschland GMBH
560	10.625%, 7/1/14(4)	600,600
Nextmedia Operating, Inc.
110	10.75%, 7/1/11	120,450
Ono Finance PLC, Sr. Notes
95	14.00%, 2/15/11	107,587

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Cable and Satellite Television (continued)
Rainbow National Services, LLC, Sr. Notes
$115	8.75%, 9/1/12(4)	$126,931
Rainbow National Services, LLC, Sr. Sub. Debs.
1,565	10.375%, 9/1/14(4)	1,791,925
UGS Corp.
2,140	10.00%, 6/1/12	2,364,700
		$7,086,580
Chemicals and Plastics - 1.2%
Avecia Group PLC
$57	11.00%, 7/1/09	$58,425
BCP Crystal Holdings Corp., Sr. Sub Notes
435	9.625%, 6/15/14	490,462
Borden U.S. Finance/Nova Scotia Finance, Sr. Notes
1,115	9.00%, 7/15/14(4)	1,131,725
Crystal US Holdings/US Holdings 3, LLC, Sr. Disc. Notes
1,004	10.50%, 10/1/14(4)	682,720
Innophos, Inc., Sr. Sub. Notes
700	8.875%, 8/15/14(4)	686,000
Intertape Polymer US, Inc., Sr. Sub. Notes
950	8.50%, 8/1/14	969,876
Milacron Escrow Corp.
145	11.50%, 5/15/11	152,250
OM Group, Inc.
2,010	9.25%, 12/15/11	1,999,950
Polyone Corp., Sr. Notes
775	10.625%, 5/15/10	842,812
Polypore, Inc., Sr. Sub Notes
35	8.75%, 5/15/12	30,450
Rhodia SA, Sr. Notes
780	10.25%, 6/1/10	834,600
Rockwood Specialties Group, Sr. Sub. Notes
450	10.625%, 5/15/11	483,750
Solo Cup Co., Sr. Sub. Notes
240	8.50%, 2/15/14	231,600
		$8,594,620
Clothing / Textiles - 0.1%
GFSI, Inc., Sr. Sub. Notes, Series B
$30	9.625%, 3/1/07	$27,450
Levi Strauss & Co., Sr. Notes
425	12.25%, 12/15/12	463,250
Levi Strauss & Co., Sr. Notes, Variable Rate
210	7.73%, 4/1/12(4)	195,825

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles (continued)
Perry Ellis International, Inc., Sr. Sub. Notes
$80	8.875%, 9/15/13	$82,000
		$768,525
Coal - 0.0%
Alpha Natural Resources, Sr. Notes
$90	10.00%, 6/1/12(4)	$99,450
		$99,450
Commercial Services - 0.3%
Affinity Group, Inc., Sr. Sub. Notes
$500	9.00%, 2/15/12	$505,000
Norcross Safety Products LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
1,020	9.875%, 8/15/11	1,091,400
Waste Services, Inc., Sr. Sub. Notes
515	9.50%, 4/15/14(4)	512,425
		$2,108,825
Conglomerates - 0.2%
Amsted Industries, Inc., Sr. Notes
$1,000	10.25%, 10/15/11(4)	$1,075,000
		$1,075,000
Consumer Products - 0.3%
Del Laboratories, Inc., Sr. Sub. Notes
$145	8.00%, 2/1/12(4)	$129,775
Fedders North America, Inc.
15	9.875%, 3/1/14	8,925
Rayovac Corp., Sr. Sub. Notes
225	7.375%, 2/1/15(4)	220,500
Samsonite Corp., Sr. Sub. Notes
1,680	8.875%, 6/1/11	1,772,400
		$2,131,600
Containers and Glass Products - 0.2%
Pliant Corp.
$915	11.125%, 9/1/09	$887,550
Stone Container Corp., Sr. Notes
300	9.25%, 2/1/08	311,250
150	8.375%, 7/1/12	150,375
		$1,349,175

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Drugs - 0.0%
Warner Chilcott Corp.
$215	8.75%, 2/1/15(4)	$208,550
		$208,550
Ecological Services and Equipment - 0.1%
Aleris International, Inc.
$110	10.375%, 10/15/10	$122,650
Allied Waste North America, Series B
395	8.875%, 4/1/08	414,750
IMCO Recycling Escrow, Inc., Sr. Notes
183	9.00%, 11/15/14(4)	192,150
		$729,550
Electronic / Electric - 0.0%
CPI HoldCo, Inc., Sr. Notes, Variable Rate
$110	8.83%, 2/1/15	$107,250
		$107,250
Equipment Leasing - 0.2%
Greenbrier Companies, Inc., Sr. Notes
$395	8.375%, 5/15/15(4)	$397,962
United Rentals North America, Inc.
80	6.50%, 2/15/12	79,100
United Rentals North America, Inc., Sr. Sub. Notes
1,000	7.75%, 11/15/13	995,000
255	7.00%, 2/15/14	244,162
		$1,716,224
Financial Intermediaries - 1.8%
Alzette, Variable Rate
$750	8.691%, 12/15/20(4)	$750,000
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	5.24%, 2/24/19(4)	760,000
Babson Ltd., Series 2005-1A, Class C1, Variable Rate
1,000	5.315%, 4/15/19(4)	1,000,000
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	4.941%, 1/15/19(4)	1,000,000
Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
1,000	8.297%, 3/8/17	1,000,000
Dana Credit Corp.
110	8.375%, 8/15/07(4)	111,109
E*Trade Financial Corp., Sr. Notes
60	8.00%, 6/15/11	63,000

Principal Amount (000's omitted)	Security	Value
Financial Intermediaries (continued)
First CLO, Ltd., Sr. Sub. Notes, Variable Rate
$1,000	5.48%, 7/27/16(4)	$1,000,000
Ford Motor Credit Co.
1,170	7.875%, 6/15/10	1,138,258
General Motors Acceptance Corp.
480	6.125%, 9/15/06	478,470
General Motors Acceptance Corp., Variable Rate
785	4.395%, 10/20/05	784,013
195	4.145%, 5/18/06	192,177
Refco Finance Holdings, LLC
2,030	9.00%, 8/1/12	2,131,500
Stanfield Modena CLO Ltd., Series 2004-1A, Class D, Variable Rate
1,000	5.45%, 9/22/16(4)	1,000,000
Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
1,000	5.337%, 3/21/17(4)	1,000,000
		$12,408,527
Food Products - 0.1%
American Seafood Group, LLC
$35	10.125%, 4/15/10	$37,537
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
440	0.00%, 11/1/11	308,000
WH Holdings Ltd./WH Capital Corp., Sr. Notes
300	9.50%, 4/1/11	321,000
		$666,537
Food / Drug Retailers - 0.0%
Jean Coutu Group PJC, Inc., Sr. Notes
$45	7.625%, 8/1/12	$46,125
Pierre Foods, Inc., Sr. Sub. Notes
40	9.875%, 7/15/12	40,500
Rite Aid Corp.
225	7.125%, 1/15/07	225,000
		$311,625
Foods - 0.0%
Pinnacle Foods Holdings Corp., Sr. Sub. Notes
$20	8.25%, 12/1/13	$17,200
		$17,200
Forest Products - 0.3%
Boise Cascade, LLC, Sr. Notes, Variable Rate
$160	6.016%, 10/15/12(4)	$160,800

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
Caraustar Industries, Inc.
$75	7.375%, 6/1/09	$71,625
Caraustar Industries, Inc., Sr. Sub. Notes
780	9.875%, 4/1/11	746,850
JSG Funding PLC, Sr. Sub Notes
160	7.75%, 4/1/15(4)	128,800
Newark Group, Inc., Sr. Sub. Notes
400	9.75%, 3/15/14	338,000
NewPage Corp.
635	10.00%, 5/1/12(4)	623,887
Norske Skog Canada, Series D
110	8.625%, 6/15/11	112,750
		$2,182,712
Healthcare - 0.9%
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
$275	10.00%, 2/15/15(4)	$288,750
Fresenius Medical Capital Trust II
65	7.875%, 2/1/08	68,250
Healthsouth Corp.
165	7.625%, 6/1/12	159,225
Healthsouth Corp., Sr. Notes
315	7.375%, 10/1/06	317,362
435	8.375%, 10/1/11	433,912
Inverness Medical Innovations, Inc., Sr. Sub. Notes
550	8.75%, 2/15/12	536,250
Medical Device Manufacturing, Inc., Series B
230	10.00%, 7/15/12	244,950
National Mentor, Inc., Sr. Sub. Notes
250	9.625%, 12/1/12(4)	260,000
US Oncology, Inc.
390	9.00%, 8/15/12	419,250
1,840	10.75%, 8/15/14	2,014,800
Vanguard Health Holding Co. II LLC, Sr. Sub. Notes
1,520	9.00%, 10/1/14	1,649,200
		$6,391,949
Industrial Equipment - 0.1%
Altra Industrial Motion, Inc.
$70	9.00%, 12/1/11(4)	$67,550
Thermadyne Holdings Corp., Sr. Sub. Notes
750	9.25%, 2/1/14	704,062
		$771,612

Principal Amount (000's omitted)	Security	Value
Leisure Goods / Activities / Movies - 0.4%
AMC Entertainment, Inc., Sr. Sub. Notes
$215	9.875%, 2/1/12	$215,000
LCE Acquisition Corp., Sr. Sub. Notes
2,045	9.00%, 8/1/14(4)	1,993,875
Marquee Holdings, Inc., Sr. Disc. Notes
385	12.00%, 8/15/14(4)	227,150
Universal City Development Partners, Sr. Notes
280	11.75%, 4/1/10	317,800
Universal City Florida Holding Co., Sr. Notes
60	8.375%, 5/1/10	62,100
		$2,815,925
Lodging and Casinos - 0.5%
Host Marriott L.P., Sr. Notes
$35	6.375%, 3/15/15(4)	$34,388
Inn of the Mountain Gods, Sr. Notes
1,000	12.00%, 11/15/10	1,165,000
Majestic Star Casino LLC
500	9.50%, 10/15/10	521,250
Meristar Hospitality Operations/Finance
300	10.50%, 6/15/09	322,500
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
110	8.00%, 4/1/12	118,525
Seneca Gaming Corp., Sr. Notes
275	7.25%, 5/1/12(4)	279,125
Trump Entertaintment Resorts, Inc.
360	8.50%, 6/1/15	351,900
Ventas Realty LP/Capital Corp.,Sr. Notes
155	7.125%, 6/1/15(4)	158,875
Waterford Gaming LLC, Sr. Notes
392	8.625%, 9/15/12(4)	419,440
Wynn Las Vegas, LLC
135	6.625%, 12/1/14(4)	130,275
		$3,501,278
Manufacturing - 0.3%
Case New Holland, Inc., Sr. Notes
$45	9.25%, 8/1/11(4)	$47,700
MAAX Corp., Sr. Sub. Notes
750	9.75%, 6/15/12	680,625
Oxford Industries, Inc., Sr. Notes
1,000	8.875%, 6/1/11	1,040,000
		$1,768,325

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Nonferrous Metals / Minerals - 0.0%
Ryerson Tull, Inc.
$55	9.125%, 7/15/06	$56,100
		$56,100
Oil and Gas - 0.4%
Coastal Corp., Sr. Debs.
$245	9.625%, 5/15/12	$261,538
El Paso Corp.
155	6.95%, 12/15/07	155,000
El Paso Production Holding Co.
280	7.75%, 6/1/13	291,900
Giant Industries
90	8.00%, 5/15/14	92,250
Hanover Compressor Co., Sr. Sub. Notes
155	0.00%, 3/31/07	134,850
Hanover Equipment Trust, Series B
55	8.75%, 9/1/11	57,338
Parker Drilling Co., Sr. Notes
110	9.625%, 10/1/13	124,300
Petrobras International Finance Co.
60	7.75%, 9/15/14	62,700
Titan Petrochemicals Group Ltd.
65	8.50%, 3/18/12(4)	58,419
Transmontaigne, Inc., Sr. Sub. Notes
625	9.125%, 6/1/10	640,625
United Refining Co., Sr. Notes
375	10.50%, 8/15/12	375,000
85	10.50%, 8/15/12(4)	85,000
Williams Cos., Inc. (The)
90	8.75%, 3/15/32	105,975
		$2,444,895
Publishing - 0.6%
Advanstar Communications, Inc.
$1,000	10.75%, 8/15/10	$1,075,000
Advanstar Communications, Inc., Variable Rate
1,965	10.768%, 8/15/08	2,082,900
American Media Operations, Inc., Series B
135	10.25%, 5/1/09	139,388
CBD Media, Inc., Sr. Sub. Notes
135	8.625%, 6/1/11	135,675
Houghton Mifflin Co., Sr. Sub. Notes
560	9.875%, 2/1/13	588,000
		$4,020,963

Principal Amount (000's omitted)	Security	Value
Radio and Television - 0.3%
CanWest Media, Inc., Sr. Sub. Notes
$290	8.00%, 9/15/12(4)	$303,050
CCO Holdings LLC / CCO Capital Corp., Sr. Notes
1,000	8.75%, 11/15/13	1,000,000
PanAmSat Corp.
570	9.00%, 8/15/14	622,725
		$1,925,775
Semiconductors - 0.2%
Advanced Micro Devices, Inc., Sr. Notes
$585	7.75%, 11/1/12	$579,150
Amkor Technologies, Inc.
40	5.75%, 6/1/06	34,600
Amkor Technologies, Inc., Sr. Notes
235	7.125%, 3/15/11	192,700
840	7.75%, 5/15/13	690,900
STATS ChipPAC Ltd.
145	6.75%, 11/15/11	141,375
		$1,638,725
Surface Transport - 0.4%
Horizon Lines, LLC
$2,295	9.00%, 11/1/12(4)	$2,424,094
OMI Corp., Sr. Notes
20	7.625%, 12/1/13	19,900
Progress Rail Services Corp./Progress Metal Reclamation Co., Sr. Notes
220	7.75%, 4/1/12(4)	218,900
Quality Distribution LLC/QD Capital Corp.
285	9.00%, 11/15/10	263,625
TFM SA de C.V., Sr. Notes
95	12.50%, 6/15/12	111,625
		$3,038,144
Telecommunications - 1.7%
AirGate PCS, Inc., Variable Rate
$120	6.891%, 10/15/11	$123,000
Alamosa Delaware, Inc., Sr. Disc. Notes
180	12.00%, 7/31/09	197,550
Alamosa Delaware, Inc., Sr. Notes
560	11.00%, 7/31/10	627,200
75	8.50%, 1/31/12	78,563
Centennial Cellular Operating Co., LLC, Sr. Sub. Notes
22	10.75%, 12/15/08	22,908
Centennial Cellular Operating Co./Centennial Communications Corp., Sr. Notes
650	10.125%, 6/15/13	728,813

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
Inmarsat Finance PLC
$1,125	7.625%, 6/30/12	$1,175,625
IWO Escrow Co., Sr. Disc. Notes
220	0.00%, 1/15/15(4)	140,800
LCI International, Inc., Sr. Notes
125	7.25%, 6/15/07	118,125
New Skies Satellites NV, Sr. Notes, Variable Rate
215	8.539%, 11/1/11(4)	218,225
New Skies Satellites NV, Sr. Sub. Notes
290	9.125%, 11/1/12(4)	288,550
Nortel Networks Ltd.
145	4.25%, 9/1/08	133,219
Qwest Capital Funding, Inc.
395	7.75%, 8/15/06	401,913
265	6.375%, 7/15/08	253,075
Qwest Communications International, Inc., Sr. Notes
110	7.25%, 2/15/11(4)	106,975
Qwest Services Corp.
1,150	13.50%, 12/15/07(4)	1,266,438
Rogers Wireless, Inc.
675	7.50%, 3/15/15	723,938
Rogers Wireless, Inc., Sr. Sub. Notes
185	8.00%, 12/15/12	197,719
Rogers Wireless, Inc., Variable Rate
1,617	6.135%, 12/15/10	1,693,808
Rural Cellular Corp., Variable Rate
1,000	7.51%, 3/15/10	1,017,500
UbiquiTel Operating Co., Sr. Notes
1,110	9.875%, 3/1/11	1,204,350
Western Wireless Corp., Sr. Notes
1,065	9.25%, 7/15/13	1,219,425
		$11,937,719
Utilities - 0.1%
Calpine Corp., Sr. Notes
$265	8.25%, 8/15/05	$255,725
30	7.625%, 4/15/06	24,900
NRG Energy, Inc., Sr. Notes
389	8.00%, 12/15/13(4)	412,340
Reliant Energy, Inc.
190	6.75%, 12/15/14	181,925
		$874,890
	Total Corporate Bonds & Notes (identified cost $95,295,434)	$95,654,287

Common Stocks - 0.1%
Shares	Security	Value
107	Crown Castle International Corp.(5)	$1,900
590,000	Trump Atlanitc City(6)	20,209
36,116	Trump Entertaintment Resorts, Inc.	441,699
	Total Common Stocks (identified cost, $473,214)	$463,808
Preferred Stocks - 0.0%
Shares	Security	Value
1,029	Crown Castle International Corp., (PIK)	$48,620
	Total Preferred Stocks (identified cost, $49,123)	$48,620
Closed-End Investment Companies - 2.2%
Shares	Security	Value
162,500	Citigroup Investments Corporate Loan Fund, Inc.	$2,171,000
343,600	First Trust/Four Corners Senior Floating Rate Income Fund II	6,147,004
150,400	Floating Rate Income Strategies Fund II, Inc.	2,692,160
52,200	Floating Rate Income Strategies Fund, Inc.	939,600
105,500	ING Prime Rate Trust	744,830
130,000	Pioneer Floating Rate Trust	2,289,300
100,000	Van Kampen Senior Income Trust	812,000
	Total Closed-End Investment Companies (identified cost, $16,269,156)	$15,795,894

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments - 0.3%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$1,998,000	06/01/05	Investors Bank and Trust Company Time Deposit	3.06%	$1,998,000

Total Short-Term Investments (at amortized cost)	$1,998,000
Total Investments - 160.1% (identified cost $1,124,700,040)	$1,124,854,269
Less Unfunded Loan Commitments - (0.9)%	$(6,333,528)
Net Investments - 159.2% (identified cost $1,118,366,512)	$1,118,520,741
Other Assets, Less Liabilities - 2.7%	$19,362,148
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (61.9)%	$(435,158,180)
Net Assets Applicable to Common Shares - 100.0%	$702,724,709

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Defaulted security.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of the securities is $31,826,453 or 4.5% of the Trust's net assets.

(5)  Non-income producing security.

(6)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of May 31, 2005

Assets
Investments, at value (identified cost, $1,118,366,512)	$1,118,520,741
Cash	5,259,316
Receivable for investments sold	301,139
Dividends and interest receivable	8,666,518
Cash collateral segregated for credit default swaps	6,000,000
Prepaid expenses	69,722
Total assets	$1,138,817,436
Liabilities
Payable for investments purchased	$712,794
Payable for open swap contracts	21,099
Payable to affiliate for Trustees' fees	2,890
Accrued expenses	197,764
Total liabilities	$934,547
Auction preferred shares (17,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	435,158,180
Net assets applicable to common shares	$702,724,709
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 37,294,271 shares issued and outstanding	$372,943
Additional paid-in capital	706,620,385
Accumulated net realized loss (computed on the basis of identified cost)	(4,973,130)
Accumulated undistributed net investment income	606,381
Net unrealized appreciation (computed on the basis of identified cost)	98,130
Net assets applicable to common shares	$702,724,709
Net Asset Value Per Common Share
($702,724,709 ÷ 37,294,271 common shares issued and outstanding)	$18.84

Statement of Operations

For the Period Ended
May 31, 2005(1)

Investment Income
Interest	$47,058,228
Dividends	231,556
Total investment income	$47,289,784
Expenses
Investment adviser fee	$7,159,096
Trustees' fees and expenses	11,559
Preferred shares remarketing agent fee	768,699
Custodian fee	234,546
Printing and postage	133,412
Legal and accounting services	123,786
Transfer and dividend disbursing agent fees	60,653
Organization expenses	7,500
Miscellaneous	135,084
Total expenses	$8,634,335
Deduct - Reduction of custodian fee	$5,496
Reduction of investment adviser fee	1,902,792
Expense reimbursement	7,500
Total expense reductions	$1,915,788
Net expenses	$6,718,547
Net investment income	$40,571,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(1,832,346)
Swap contracts	72,956
Net realized loss	$(1,759,390)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$154,229
Swap contracts	(56,099)
Net change in unrealized appreciation (depreciation)	$98,130
Net realized and unrealized loss	$(1,661,260)
Distributions to preferred shareholders from income	$(7,709,780)
Net increase in net assets from operations	$31,200,197

(1)  For the period from the start of business, June 29, 2004, to May 31, 2005.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended May 31, 2005(1)
From operations - Net investment income	$40,571,237
Net realized loss from investment transactions and swap contracts	(1,759,390)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	98,130
Distributions to preferred shareholders from net investment income	(7,709,780)
Net increase in net assets from operations	$31,200,197
Distributions to common shareholders - From net investment income	$(35,468,816)
Total distributions to common shareholders	$(35,468,816)
Capital share transactions - Proceeds from sale of common shares(2)	$710,520,000
Reinvestment of distributions to common shareholders	1,701,517
Offering costs and preferred shares underwriting discounts	(5,328,189)
Net increase in net assets from capital share transactions	$706,893,328
Net increase in net assets	$702,624,709
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$702,724,709
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$606,381

(1)  For the period from the start of business, June 29, 2004, to May 31, 2005.

(2)  Proceeds from sale of shares net of sales load paid of $33,480,000.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated
Year Ended May 31, 2005(1)(2)
Net asset value - Beginning of period (Common shares)(3)	$19.100
Income (loss) from operations
Net investment income	$1.101
Net realized and unrealized loss	(0.055)
Distribution to preferred shareholders from net investment income	(0.209)
Total income from operations	$0.837
Less distributions to common shareholders
From net investment income	$(0.952)
Total distributions to common shareholders	$(0.952)
Preferred and Common shares offering costs charged to paid-in capital	$(0.027)
Preferred Shares underwriting discounts	$(0.118)
Net asset value - End of period (Common shares)	$18.840
Market value - End of period (Common shares)	$18.070
Total Investment Return on Net Asset Value(4)	3.72%
Total Investment Return on Market Value(4)	(0.52)%

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated
	Year Ended May 31, 2005(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$702,725
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(5)	1.04	%(6)
Net expenses after custodian fee reduction(5)	1.04	%(6)
Net investment income(5)	6.26	%(6)
Portfolio Turnover	100%

†  The operating expenses of the Trust reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(5)	1.33	%(6)
Expenses after custodian fee reduction(5)	1.33	%(6)
Net investment income(5)	5.97	%(6)
Net investment income per share	$1.050

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.70	%(6)
Net expenses after custodian fee reduction	0.70	%(6)
Net investment income	4.24	%(6)

†  The operating expenses of the Trust reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.90	%(6)
Expenses after custodian fee reduction	0.90	%(6)
Net investment income	4.04	%(6)
Senior Securities:
Total preferred shares outstanding	17,400
Asset coverage per preferred share(7)	$65,396
Involuntary liquidation preference per preferred share(8)	$25,000
Approximate market value per preferred share(8)	$25,000

(1)  For the period from the start of business, June 29, 2004, to May 31, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(6)  Annualized.

(7)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Trust, which was organized as a Massachusetts business trust on April 28, 2004, seeks to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Trust pursues its objectives by investing primarily in senior, secured floating rate loans (Senior Loans). The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts and options thereon listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionaly, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Trust may

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

rely on an independent fair valuation service in making any such adjustment as to the value of foreign equity securities.

B  Income - Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At May 31, 2005, the Trust, for federal income tax purposes, had a capital loss carryover of $1,477,364 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on May 31, 2013.

Additionally, at May 31, 2005, the Trust had net capital losses of $2,081,954 attributable to security transactions incurred after October 31, 2004. These are treated as arising on the first day of the Trust's current taxable year.

D  Investment Transactions - Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments - The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the Borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs - Costs incurred by the Trust in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

H  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Trust is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Trust's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options - Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Trust's policies on investment valuations discussed above. If an option which the Trust has purchased expires on the stipulated expiration date, the Trust will realize a loss in the amount of the cost of the option. If the Trust enters into a closing sale transaction, the Trust will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Trust exercises a call option, the cost of the security which the Trust purchases upon exercise will be increased by the premium originally paid.

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Financial Futures Contracts - Upon entering into a financial futures contract, the Trust is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Trust.

If the Trust enters into a closing transaction, the Trust will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Trust's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

K  Reverse Repurchase Agreements - The Trust may enter into reverse repurchase agreements. Under such an agreement, the Trust temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Trust agrees to repurchase the security at an agreed-upon price and time in the future. The Trust may enter into reverse repurchase agreements for temporary purposes, such as to Trust withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Trust's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Trust. The securities underlying such agreements continue to be treated as owned by the Trust and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Trust under reverse repurchase agreements is accrued daily.

L  Total Return Swaps - The Trust may enter into swap contracts to hedge against fluctuations in securities prices, interest rates or market conditions; to change the duration of the overall portfolio; to mitigate default risk; or for other risk management purposes. Pursuant to these agreements, the Trust makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Trust receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

M  Credit Default Swaps - The Trust may enter into credit default swap contracts for risk management purposes, including diversification. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

P  Other - Investment transactions are accounted for on the date the securities are purchased or sold.

2  Auction Preferred Shares

The Trust issued 3,480 shares of Auction Preferred Shares (APS) Series A, 3,480 shares of Auction Preferred Shares (APS) Series B, 3,480 shares of Auction Preferred Shares (APS) Series C, 3,480 shares of Auction Preferred Shares (APS) Series D, and 3,480 shares of Auction Preferred Shares (APS) Series E on September 16, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS Series A, Series B, and Series C, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividends on the APS Series D and Series E, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 28 days thereafter by an auction. Dividend rates ranged from 1.60% to 3.50% for Series A shares, 1.75% to 3.35% for Series B shares, 1.75% to 3.40% for Series C shares, 1.85% to 3.75% for Series D shares, and 1.85% to 3.55% for Series E shares.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven or twenty-eight days. The applicable dividend rate for the APS on May 31, 2005 was 2.91%, 3.05%, 3.05%, 3.128%, and 3.14.%, for Series A, Series B, Series C, Series D, and Series E Shares, respectively. For the period ended May 31, 2005, the Trust paid dividends to APS amounting to $1,491,493, $1,520,851 $1,526,263, $1,593,705 and $1,577,468 for Series A, Series B, Series C, Series D, and Series E Shares, respectively, representing an average APS dividend rate for such period of 2.403%, 2.443%, 2.461%, 2.615%, and 2.582.%, respectively.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principals generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of the distributions declared for the period from June 29, 2004 to May 31, 2005 were as follows:

Distributions declared from:
Ordinary Income	$43,178,596

During the period from June 29, 2004 to May 31, 2005, accumulated undistributed net investment loss was decreased by $3,213,740 and accumulated net realized loss was increased by $3,213,740 due to differences between book and tax accounting for investment transactions. This change had no effect on net assets or net asset value per share.

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

At May 31, 2005, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed income	$657,725
Unrealized loss	$(1,367,026)
Capital loss carryforwards	$(1,477,364)
Post October capital loss	$(2,081,954)

4  Investment Adviser Fee and Other Transactions with Affiliates

EVM serves as the investment adviser and the administrator of the Trust. EVM currently receives no compensation for providing administrative services to the Trust. The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Trust. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.75% annually of average daily gross assets of the Trust. For the period from the start of business, June 29, 2004 to May 31, 2005, the advisory fee amounted to $7,159,096.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Trust for the first five full years of the Trust's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the period from the start of business, June 29, 2004 to May 31, 2005, EVM waived $1,902,792 of its advisory fee. In addition, EVM has reimbursed the Trust for organizational costs in the amount of $7,500.

During the period from the start of business, June 29, 2004 to May 31, 2005, the Trust engaged in purchase and sale transactions with other trusts that also utilize EVM as an investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $37,407,854 and $12,344,906, respectively.

Certain officers and Trustees of the Trust are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $1,996,811,267 and $870,551,172 respectively, for the period from the start of business, June 29, 2004, to May 31, 2005.

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended May 31, 2005(1)
Sales	37,205,000
Issued to shareholders electing to receive payments of distributions in Fund shares	89,271
Net increase	37,294,271

(1)  For the period from the start of business, June 29, 2004 to May 31, 2005.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Trust at May 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,119,831,668
Gross unrealized appreciation	$4,801,698
Gross unrealized depreciation	(6,112,625)
Net unrealized depreciation	$(1,310,927)

The net unrealized depreciation on swap contracts at April 30, 2005 on a federal income tax basis was $56,099.

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At May 31, 2005, the Trust had entered into a Credit Default Swap with Lehman Brothers Special Financing, Inc.

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

dated September 24, 2004 whereby the Trust will receive 2.30% per year times the notional amount of $4,000,000. The Trust makes payment only upon a default event on underlying loan assets (50 in total, each representing 2% of the notional value of the swap). The instrument has an expiration date of March 20, 2009.

At May 31, 2005, the Trust had entered into a Credit Default Swap with Lehman Brothers Special Financing, Inc. dated March 15, 2005 whereby the Trust will receive 2.20% per year times the notional amount of $2,000,000. The Trust makes payment only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P. The instrument has an expiration date of March 20, 2010.

At May 31, 2005, the Trust had sufficient cash segregated to cover potential obligations arising from open swap contracts.

9  Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 24, 2005. The following action was taken by the shareholders:

Item 1:  The election of James B. Hawkes and Samuel L. Hayes, III as Class I Trustees of the Trust for a three-year term expiring in 2008. Mr. Hayes was designated the Nominee to be elected solely by APS shareholders:

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
James B. Hawkes	24,914,678	205,925
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Samuel L. Hayes, III	14,180	49

Eaton Vance Floating-Rate Income Trust as of May 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the Trust), including the portfolio of investments, as of May 31, 2005, the related statement of operations and, the statement of changes in net assets, and the financial highlights for the period from the start of business, June 29, 2004, to May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of May 31, 2005, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, June 29, 2004, to May 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2005

Eaton Vance Floating-Rate Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Floating-Rate Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Floating-Rate Income Trust
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2005, our records indicate that there are 17 registered shareholders and approximately 23,219 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/19/41 Elected 1/28/05	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 157 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	157	Director of EVC

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	147	None

Samuel L. Hayes, III 2/23/35 Elected 1/28/05	Chairman of the Board and Trustee	Until 2008. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	157	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Until 2006. 3 years. Trustee since 2004	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	157	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2006. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center (since 1999). Formerly Tax Partner, Covington & Burling, Washington, DC (1991-2000).	157	None

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2007. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	157	None

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	157	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	147	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2004	Vice President of EVM and BMR. Officer of 13 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 61 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 13 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 8 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2004	Vice President of EVM and BMR. Officer of 157 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC; Officer of 157 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 157 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on April 15, 2005.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Floating-Rate Income Trust (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets including in particular the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's experience in managing senior loan portfolios. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill its duties on behalf of the Fund.

In its review of comparative information with respect to the Fund's investment performance (including on a risk-adjusted basis), the Special Committee noted the Fund's limited operating history and concluded that it was appropriate to allow additional time to fully evaluate the Fund's performance record. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee noted in particular that the Fund benefits from a contractual waiver of advisory fees and other expenses effective during the first five years of the Fund's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

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Investment Adviser and Administrator of Eaton Vance Floating-Rate Income Trust
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Floating-Rate Income Trust

The Eaton Vance Building

255 State Street

Boston, MA 02109

2224-7/05  CE-FLRINCSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The registrant commenced operations on July 29, 2004.  The following table presents the aggregate fees billed to the registrant for the registrant’s first fiscal year ended May 31, 2005 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Year Ended	5/31/05

Audit Fees	$66,380

Audit-Related Fees(1)	37,240

Tax Fees(2)	6,405

All Other Fees(3)	0

Total	$110,025

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for work done in connection with the initial public offerings of the registrant’s common and preferred shares and for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

 (e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by its principal accountant for the registrant’s first fiscal year ended May 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s first fiscal year ended May 31, 2005.

Fiscal Year Ended	5/31/05

Registrant	$43,645

Eaton Vance(1)	$262,643

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 9.  Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	July 15, 2005

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 15, 2005